Exhibit 10.19

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this “First Amendment”) is made and entered into as of May 28, 2019, by and between HAYWARD POINT EDEN I LIMITED PARTNERSHIP, a Delaware limited partnership (“Landlord”), and PULSE BIOSCIENCES, INC., a Delaware corporation (“Tenant”).

r e c i t a l s :

A.    Landlord and Tenant are parties to the Lease dated January 26, 2017 (the “Lease”), whereby Tenant leases approximately 15,697 rentable square feet of space (“RSF”) (“Existing Premises”) in the building located at 3955 - 3957 Point Eden Way, Hayward, California 94545 (“Building”).

B.    Landlord and Tenant desire (i) to extend the Lease Term of the Lease, (ii) to expand the Existing Premises to include approximately 34,601 RSF (the “Expansion Premises”) in the Building adjacent to the Existing Premises, as shown on Exhibit A attached hereto, and (iii) to make other modifications to the Lease as hereinafter provided.

C.    The Expansion Premises will be added to the Premises in phases. The “Phase 1” portion of the Expansion Premises contains 13,280 RSF as designated on Exhibit A, and the “Phase 2” portion of the Expansion Premises contains 21,321 RSF, as designated on Exhibit A.

a g r e e m e n t :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Capitalized Terms.  All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this First Amendment.

2.    Modification of Premises.  Effective as of the date Landlord delivers the Phase 1 portion of the Expansion Premises to Tenant “Ready for Occupancy” (the “Expansion Commencement Date”), Tenant shall lease from Landlord and Landlord shall lease to Tenant the Phase 1 portion of the Expansion Premises (which date is anticipated to occur in October, 2019). Effective as of the later of the Expansion Commencement Date or the date Landlord delivers the Phase 2 portion of the Premises to Tenant “Ready for Occupancy” (the “Phase 2 Commencement Date”), Tenant shall lease from Landlord and Landlord shall lease to Tenant the Phase 2 portion of the Expansion Premises. The addition of the Phase 1 portion of the Expansion Premises to the Existing Premises shall, effective as of the Expansion Premises Commencement Date, increase the size of the Premises to approximately 28,977 RSF. The addition of the Phase 2 portion of the Expansion Premises to the Existing Premises and the Phase 1 portion of the Expansion Premises shall, effective as of the Phase 2 Expansion Commencement Date, increase the size of the Premises to approximately 50,298 RSF. The Existing Premises and the Expansion Premises may hereinafter collectively be referred to as the “Premises”. The last two (2) sentences of Section 1.1.1 of the Lease shall apply as to the Expansion Premises. Landlord represents that the Expansion Premises are currently leased to ICE DATA SERVICES, INC. (the “Existing Tenant”) and Landlord has entered into an agreement with the Existing Tenant to terminate its lease and the Existing Tenant and any subtenants to vacate and surrender the Expansion Premises on or before May 31, 2019, as to the Phase 1 portion of the Expansion Premises and December 31, 2019, as to the Phase 2 portion of the Expansion Premises. Landlord shall use commercially reasonable efforts to enforce such agreement and deliver the phases of the Expansion Premises to Tenant as soon as practicable thereafter. Landlord shall deliver the Expansion Premises in the required condition promptly following the Existing Tenant’s vacation and surrender of each phase of the Expansion Premises and completion of any environmental closure required by Applicable Laws.

799463.04/WLA 377097-00004/5-28-19/ejs/ejs	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

3.    Lease Term; Option Term.

3.1.    Expansion Term. Landlord and Tenant acknowledge that Tenant's lease of the Existing Premises is scheduled to expire on August  31, 2022, pursuant to the terms of the Lease. Notwithstanding anything to the contrary in the Lease, the Lease Term with respect to the entire Premises is hereby extended to expire on the date that is the earlier of (i) ten (10) years after the Expansion Commencement Date, and (ii) October 31, 2029 (the “Expansion Expiration Date”). The period of time commencing on the Expansion Commencement Date and continuing through the Expansion Expiration Date shall be referred to herein as the “Expansion Term.”

3.2.    Option Term. The terms of Section 2.2 of the Lease shall continue to apply to the Premises, as expanded by the Expansion Premises, provided that (i) Tenant shall have two (2) option to extend the Lease Term, (ii) each “Option Term”, as defined in Section 2.2.1 of the Lease, shall be for a period of seven (7) years (and not five (5) years), and (iii) all references in such Section 2.2 to (a) the “initial Lease Term” shall be deemed to refer to the end of the Expansion Term or initial Option Term, as applicable, and (b) and “Lease Term” shall be deemed to refer to the Expansion Term or initial Option Term, as applicable.

4.    Base Rent.

4.1.    Existing Premises.  Notwithstanding anything to the contrary in the Lease as hereby amended, prior to July 1, 2022, Tenant shall continue to pay Base Rent for the Existing Premises in accordance with the terms of the Lease.  Commencing on July 1, 2022, continuing throughout the Expansion Term, Tenant shall pay to Landlord monthly installments of Base Rent for the Existing Premises in an amount equal to the Monthly Rental Rate per RSF as payable for the Expansion Premises (and with increases in such rate occurring at the same times as they occur for the Expansion Premises) multiplied by the RSF of the Existing Premises.

4.2.    Expansion Premises.  Commencing on the Expansion Commencement Date and continuing throughout the Expansion Term, Tenant shall pay to Landlord monthly installments of Base Rent for the Expansion Premises as set forth on the applicable chart (based on the occurrence of the Phase 2 Commencement Date) set forth on Schedule 1 attached hereto, and otherwise in accordance with the terms of the Lease. (Note: If the Phase 2 Commencement Date occurs after May, 2020, the rent chart will be appropriately adjusted to provide for one additional month of Base Rent calculated at $2.25 per RSF for each month after May, 2020, that the Phase 2 Commencement Date does not occur, thereby delaying the date upon which the Base Rent increases to $2.90 per RSF).

5.    Tenant's Share of Direct Expenses.  Prior to and continuing throughout the Expansion Term, Tenant shall pay Tenant's Share of all Direct Expenses which arise or accrue with respect to the Existing Premises during such period in accordance with the terms of the Lease. Commencing on the Expansion Commencement Date and continuing until the Phase 2 Commencement Date, Tenant shall pay Tenant's Share of all Direct Expenses which arise or accrue with respect to the Phase 1 Expansion Premises during such period in accordance with the terms of the Lease, and commencing on the Phase 2 Commencement Date and continuing through and including the Expansion Expiration Date, Tenant shall pay Tenant’s Share of all Direct Expenses which arise or accrue with respect to the Expansion Premises during such period in accordance with the terms of the Lease. Tenant’s Share with respect to the Phase 1 portion of the Expansion Premises is equal to 22.08%. Tenant’s Share with respect to the entire Expansion Premises (i.e., Phase 1 and Phase 2) is equal to 57.52%. Tenant’s Share with respect to the entire expanded Premises (i.e., the entire 50,298 RSF) is equal to 83.61%.

6.    Improvements.  Landlord shall construct the improvements in the Expansion Premises on a “turn-key” basis, pursuant to the terms of the Tenant Work Letter attached hereto as Exhibit B and deliver the Expansion Premises in the condition required in the last sentence of Section 2 of this First Amendment. Tenant acknowledges that it shall continue to accept the Existing Premises in its presently existing “as-is” condition, and Landlord shall not be obligated to provide or pay for any improvement work related to the improvement of the Existing Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Existing Premises, the Expansion Premises, or the Building or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business in the Existing Premises or the Expansion Premises.

-2-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

7.    Landlord Work.  In addition to the construction of the Tenant Improvements, Landlord shall perform the maintenance, repair, and replacement work set forth on Exhibit C to this First Amendment, at Landlord’s sole cost and expenses.  Tenant acknowledges that such work may be completed following the completion of the Tenant Improvements in the Expansion Premises and after the Expansion Commencement Date on or before the Phase 2 Commencement Date.

8.    Broker.  Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this First Amendment other than CBRE, Inc. and Savills Studley (collectively, (the "Broker"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this First Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent, other than the Broker. The terms of this Section 7 shall survive the expiration or earlier termination of the term of the Lease, as hereby amended.

9.    Increase in Security Deposit.  Effective as of the date hereof, the amount of the Security Deposit required to be provided by Tenant under the Lease shall be increased by $264,264.88, to be equal to $364,937.68. Tenant shall deliver the amount of such increase to Landlord in the form of a cash deposit or an unconditional, clean, irrevocable letter of credit (“L‑C”) concurrently with Tenant’s execution of this First Amendment. The terms set forth in Exhibit C shall apply to the Letter of Credit.

10.    Certified Access Specialist.  For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Expansion Premises have not undergone inspection by a Certified Access Specialist (CASp). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: “A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law.  Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises.” In furtherance of the foregoing, Landlord and Tenant hereby agree as follows:  (a) any CASp inspection requested by Tenant shall be conducted, at Tenant's sole cost and expense, by a CASp approved in advance by Landlord; and (b) pursuant to Article 24 of the Lease, but subject to Section 10.2 of the Lease, Tenant, at its sole cost and expense, shall be responsible for making any repairs within the Expansion Premises to correct violations of construction-related accessibility standards; and if anything done by or for Tenant in its use or occupancy of the Expansion Premises shall require any repairs to the Building (outside the Expansion Premises) to correct violations of construction-related accessibility standards, then Tenant shall reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such improvements or repairs.

11.    No Further Modification; Conflict.  Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall apply with respect to the Expansion Premises and shall remain unmodified and in full force and effect.  In the event of a conflict between the Lease and this First Amendment, the terms of this First Amendment shall prevail.

12.    No Deed of Trust.  Landlord hereby represents and warrants to Tenant that the Project is not currently subject to any ground lease, or to the lien of any mortgage or deed of trust.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

-3-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

“LANDLORD”		“TENANT”
HAYWARD POINT EDEN I LIMTED PARTNERSHIP		PULSE BIOSCIENCES, INC.,
a Delaware limited partnership		a Delaware corporation

By	/s/ Scott Bohn	By	/s/ Brian B. Dow
Name:	Scott Bohn	Name:	Brian B. Dow
Its	Senior Vice President	Its	SVP & CFO

-4-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

Exhibit 10.19

SCHEDULE 1 TO FIRST AMENDMENT

BASE RENT PAYMENTS

Note: “Lease Months” as set forth in the charts below are the months of the Expansion Term following the Expansion Commencement Date (i.e. Phase 1 Commencement Date).

Phase 1 Abatement Phase 2 Abatement *If Phase 2 Commences in March, 2020 Lease Month Date Rate RSF Base Rent 1 Nov-19 $0.00 13,280 $0 2 Dec-19 $0.00 13,280 $0 3 Jan-20 $0.00 13,280 $0 4 Feb-20 $0.00 13,280 $0 5 Mar 20 $2.25 13,280 $29,880 6 Apr-20 $2.25 13,280 $29,880 7 May-20 $2.25 13,280 $29,880 8 Jun 20 $2.25 13,280 $29,880 9 Jul-20 $2.25 34,601 $77,852 10 Aug-20 $2.25 34,601 $77,852 11 Sep-20 $2.25 34,601 $77,852 12 Oct-20 $2.25 34,601 $77,852 13 Nov-20 $2.25 34,601 $77,852 14 Dec-20 $2.25 34,601 $77,852 15 Jan-21 $2.25 34,601 $77,852 16 Feb-21 $2.25 34,601 $77,852 17 Mar-21 $2.25 34,601 $77,852 18 Apr-21 $2.25 34,601 $77,852 19 May-21 $2.90 34,601 $100,343 20 Jun-21 $2.90 34,601 $100,343 21 Jul-21 $2.90 34,601 $100,343 22 Aug-21 $2.90 34,601 $100,343 23 Sep-21 $2.90 34,601 $100,343 24 Oct-21 $2.90 34,601 $100,343 25 Nov-21 $2.90 34,601 $100,343 26 Dec-21 $2.90 34,601 $100,343 27 Jan-22 $2.90 34,601 $100,343 28 Feb-22 $2.90 34,601 $100,343 29 Mar-22 $2.90 34,601 $100,343 30 Ap-22 $2.90 34,601 $100,343 31 May-22 $3.00 34,601 $103,855 32 Jun-22 $3.00 34,601 $103,855 33 Jul-22 $3.00 50,298 $150,894 34 Aug-22 $3.00 50,298 $150,894 35 Sep-22 $3.00 50,298 $150,894 36 Oct-22 $3.00 50,298 $150,894 37 Nov-22 $3.00 50,298 $150,894

799463.04/WLA 377097-00004/5-28-19/ejs/ejs	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

38 Dec-22 $3.00 50,298 $150,894 39 Jan-23 $3.00 50,298 $150,894 40 Feb-23 $3.00 50,298 $150,894 41 Mar-23 $3.00 50,298 $150,894 42 Apr-23 $3.00 50,298 $150,894 43 May-23 $3.11 50,298 $156,175 44 Jun-23 $3.11 50,298 $156,175 45 Jul-23 $3.11 50,298 $156,175 46 Aug-23 $3.11 50,298 $156,175 47 Sep-23 $3.11 50,298 $156,175 48 Oct-23 $3.11 50,298 $156,175 49 Nov-23 $3.11 50,298 $156,175 50 Dec-23 $3.11 50,298 $156,175 51 $3.11 50,298 $156,175 51 Jan-24 $3.11 50,298 $156,175 52 Feb-24 $3.11 50,298 $156,175 53 Mar-24 $3.11 50,298 $156,175 54 $3.11 50,298 $156,175 55 May-24 $3.21 50,298 $161,641 56 Jun-24 $3.21 50,298 $161,641 57 Jul-24 $3.21 50,298 $161,641 58 Aug-24 $3.21 50,298 $161,641 59 Sep-24 $3.21 50,298 $161,641 60 Oct-24 $3.21 50,298 $161,641 61 Nov-24 $3.21 50,298 $161,641 62 Dec-24 $3.21 50,298 $161,641 63 Jan-25 $3.21 50,298 $161,641 64 Feb-25 $3.21 50,298 $161,641 65 Mar-25 $3.21 50,298 $161,641 66 Apr-25 $3.21 50,298 $161,641 67 May-25 $3.33 50,298 $167,299 68 Jun-25 $3.33 50,298 $167,299 69 Jul-25 $3.33 50,298 $167,299 70 Aug-25 $3.33 50,298 $167,299 71 Sep-25 $3.33 50,298 $167,299 72 Oct-25 $3.33 50,298 $167,299 73 Nov-25 $3.33 50,298 $167,299 74 Dec-25 $3.33 50,298 $167,299 75 Jan-26 $3.33 50,298 $167,299 76 Feb-26 $3.33 50,298 $167,299 78 Apr-26 $3.33 50,298 $167,299 79 May-26 $3.44 50,298 $173,154 80 Jun-26 $3.44 50,298 $173,154 81 Jul-26 $3.44 50,298 $173,154 82 Aug-26 $3.44 50,298 $173,154 83 Sep-26 $3.44 50,298 $173,154 84 Oct-26 $3.44 50,298 $173,154

2	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

85 Nov-26 $3.44 50,298 $173,154 86 Dec-26 $3.44 50,298 $173,154 87 Jan-27 $3.44 50,298 $173,154 88 Feb-27 $3.44 50,298 $173,154 89 Mar-27 $3.44 50,298 $173,154 90 Apr-27 $3.44 50,298 $173,154 91 May-27 $3.56 50,298 $179,215 92 Jun-27 $3.56 50,298 $179,215 93 Jul-27 $3.56 50,298 $179,215 94 Aug-27 $3.56 50,298 $179,215 95 Sep-27 $3.56 50,298 $179,215 96 Oct-27 $3.56 50,298 $179,215 97 Nov-27 $3.56 50,298 $179,215 98 Dec-27 $3.56 50,298 $179,215 99 Jan-28 $3.56 50,298 $179,215 100 Feb-28 $3.56 50,298 $179,215 101 Mar-28 $3.56 50,298 $179,215 102 Apr-28 $3.56 50,298 $179,215 103 May-28 $3.69 50,298 $185,487 104 Jun-28 $3.69 50,298 $185,487 105 Jul-28 $3.69 50,298 $185,487 106 Aug-28 $3.69 50,298 $185,487 107 Sep-28 $3.69 50,298 $185,487 108 Oct-28 $3.69 50,298 $185,487 109 Nov-28 $3.69 50,298 $185,487 110 Dec-28 $3.69 50,298 $185,487 111 Jan-29 $3.69 50,298 $185,487 112 Feb-29 $3.69 50,298 $185,487 113 Mar-29 $3.69 50,298 $185,487 114 Apr-29 $3.69 50,298 $185,487 115 May-29 $3.82 50,298 $191,979 116 Jun-29 $3.82 50,298 $191,979 117 Jul-29 $3.82 50,298 $191,979 118 Aug-29 $3.82 50,298 $191,979 119 Sep-29 $3.82 50,298 $191,979 120 Oct-29 $3.82 50,298 $191,979

3	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

Additional Months @ 13,280 * $2.25 * If Phase 2 Comences in April, 2020 Lease Month Date Rate RSF Base Rent 1 Nov-19 $0.00 13,280 $0 2 Dec-19 $0.00 13,280 $0 3 Jan-20 $0.00 13,280 $0 4 Feb-20 $0.00 13,280 $0 5 Mar-20 $2.25 13,280 $29,880 6 Apr-20 $2.25 13,280 $29,880 7 May-20 $2.25 13,280 $29,880 8 Jun-20 $2.25 13,280 $29,880 9 Jul-20 $2.25 13,280 $29,880 10 Aug-20 $2.25 34,601 $77,852 11 Sep-20 $2.25 34,601 $77,852 12 Oct-20 $2.25 34,601 $77,852 13 Nov-20 $2.25 34,601 $77,852 14 Dec-20 $2.25 34,601 $77,852 15 Jan-21 $2.25 34,601 $77,852 16 Feb-21 $2.25 34,601 $77,852 17 Mar-21 $2.25 34,601 $77,852 18 Apr-21 $2.25 34,601 $77,852 19 May-21 $2.25 34,601 $77,852 20 Jun-21 $2.90 34,601 $100,343 21 Jul-21 $2.90 34,601 $100,343 22 Aug-21 $2.90 34,601 $100,343 23 Sep-21 $2.90 34,601 $100,343 24 Oct-21 $2.90 34,601 $100,343 25 Nov-21 $2.90 34,601 $100,343 26 Dec-21 $2.90 34,601 $100,343 27 Jan-22 $2.90 34,601 $100,343 28 Feb-22 $2.90 34,601 $100,343 29 Mar-22 $2.90 34,601 $100,343 30 Apr-22 $2.90 34,601 $100,343 31 May-22 $2.90 34,601 $100,343 32 Jun-22 $3.00 34,601 $103,855 33 Jul-22 $3.00 50,298 $150,969 34 Aug-22 $3.00 50,298 $150,969 35 Sep-22 $3.00 50,298 $150,969 36 Oct-22 $3.00 50,298 $150,969 37 Nov-22 $3.00 50,298 $150,969

4	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

38 Dec-22 $3.00 50,298 $150,969 39 Jan-23 $3.00 50,298 $150,969 40 Feb-23 $3.00 50,298 $150,969 41 Mar-23 $3.00 50,298 $150,969 42 Apr-23 $3.00 50,298 $150,969 43 May-23 $3.00 50,298 $150,969 44 Jun-23 $3.11 50,298 $156,253 45 Jul-23 $3.11 50,298 $156,253 46 Aug-23 $3.11 50,298 $156,253 47 Sep-23 $3.11 50,298 $156,253 48 Oct-23 $3.11 50,298 $156,253 49 Nov-23 $3.11 50,298 $156,253 50 Dec-23 $3.11 50,298 $156,253 51 Jan-24 $3.11 50,298 $156,253 52 Feb-24 $3.11 50,298 $156,253 53 Mar-24 $3.11 50,298 $156,253 54 Apr-24 $3.11 50,298 $156,253 55 May-24 $3.11 50,298 $156,253 56 Jun-24 $3.22 50,298 $161,722 57 Jul-24 $3.22 50,298 $161,722 58 Aug-24 $3.22 50,298 $161,722 59 Sep-24 $3.22 50,298 $161,722 60 Oct-24 $3.22 50,298 $161,722 61 Nov-24 $3.22 50,298 $161,722 62 Dec-24 $3.22 50,298 $161,722 63 Jan-25 $3.22 50,298 $161,722 64 Feb-25 $3.22 50,298 $161,722 65 Mar-25 $3.22 50,298 $161,722 66 Apr-25 $3.22 50,298 $161,722 67 May-25 $3.22 50,298 $161,722 68 Jun-25 $3.33 50,298 $167,383 69 Jul-25 $3.33 50,298 $167,383 70 Aug-25 $3.33 50,298 $167,383 71 Sep-25 $3.33 50,298 $167,383 72 Oct-25 $3.33 50,298 $167,383 73 Nov-25 $3.33 50,298 $167,383 74 Dec-25 $3.33 50,298 $167,383 75 Jan-26 $3.33 50,298 $167,383 76 Feb-26 $3.33 50,298 $167,383 77 Mar-26 $3.33 50,298 $167,383 78 Apr-26 $3.33 50,298 $167,383 79 May-26 $3.33 50,298 $167,383 80 Jun-26 $3.44 50,298 $173,241 81 Jul-26 $3.44 50,298 $173,241 82 Aug-26 $3.44 50,298 $173,241 83 Sep-26 $3.44 50,298 $173,241 84 Oct-26 $3.44 50,298 $173,241

5	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

85 Nov-26 $3.44 50,298 $173,241 86 Dec-26 $3.44 50,298 $173,241 87 Jan-27 $3.44 50,298 $173,241 88 Feb-27 $3.44 50,298 $173,241 89 Mar-27 $3.44 50,298 $173,241 90 Apr-27 $3.44 50,298 $173,241 91 May-27 $3.44 50,298 $173,241 92 Jun-27 $3.56 50,298 $179,304 93 Jul-27 $3.56 50,298 $179,304 94 Aug-27 $3.56 50,298 $179,304 95 Sep-27 $3.56 50,298 $179,304 96 Oct-27 $3.56 50,298 $179,304 97 Nov-27 $3.56 50,298 $179,304 98 Dec-27 $3.56 50,298 $179,304 99 Jan-28 $3.56 50,298 $179,304 100 Feb-28 $3.56 50,298 $179,304 101 Mar-28 $3.56 50,298 $179,304 102 Apr-28 $3.56 50,298 $179,304 103 May-28 $3.56 50,298 $179,304 104 Jun-28 $3.69 50,298 $185,580 105 Jul-28 $3.69 50,298 $185,580 106 Aug-28 $3.69 50,298 $185,580 107 Sep-28 $3.69 50,298 $185,580 108 Oct-28 $3.69 50,298 $185,580 109 Nov-28 $3.69 50,298 $185,580 110 Dec-28 $3.69 50,298 $185,580 111 Jan-29 $3.69 50,298 $185,580 112 Feb-29 $3.69 50,298 $185,580 113 Mar-29 $3.69 50,298 $185,580 114 Apr-29 $3.69 50,298 $185,580 115 May-29 $3.69 50,298 $185,580 116 Jun-29 $3.82 50,298 $192,075 117 Jul-29 $3.82 50,298 $192,075 118 Aug-29 $3.82 50,298 $192,075 119 Sep-29 $3.82 50,298 $192,075 120 Oct-29 $3.82 50,298 $192,075

6	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

*If Phase 2 Comences May, 2020 Lease Month Date Rate RSF Base Rent 1 Nov-19 $0.00 13,280 $0 2 Dec-19 $0.00 13,280 $0 3 Jan-20 $0.00 13,280 $0 4 Feb-20 $0.00 13,280 $0 5 Mar-20 $2.25 13,280 $29,880 6 Apr-20 $2.25 13,280 $29,880 7 May-20 $2.25 13,280 $29,880 8 Jun-20 $2.25 13,280 $29,880 9 Jul-20 $2.25 13,280 $29,880 10-Aug-20 $2.25 13,280 $29,880 11 Sep-20 $2.25 34,601 $77,852 12 Oct-20 $2.25 34,601 $77,852 13 Nov-20 $2.25 34,601 $77,852 14 Dec-20 $2.25 34,601 $77,852 15 Jan-21 $2.25 34,601 $77,852 16 Feb-21 $2.25 34,601 $77,852 17 Mar-21 $2.25 34,601 $77,852 18 Apr-21 $2.25 34,601 $77,852 19 May-21 $2.25 34,601 $77,852 20 Jun-21 $2.25 34,601 $77,852 21 Jul-21 $2.90 34,601 $100,343 22 Aug-21 $2.90 34,601 $100,343 23 Sep-21 $2.90 34,601 $100,343 24 Oct-21 $2.90 34,601 $100,343 25 Nov-21 $2.90 34,601 $100,343 26 Dec-21 $2.90 34,601 $100,343 27 Ja-22 $2.90 34,601 $100,343 28 Feb-22 $2.90 34,601 $100,343 29 Mar-22 $2.90 34,601 $100,343 30 Apr-22 $2.90 34,601 $100,343 31 May-22 $2.90 34,601 $100,343 32 Jun-22 $2.90 34,601 $100,343 33 Jul-22 $3.00 50,298 $150,969 34 Aug-22 $3.00 50,298 $150,969 35 Sep-22 $3.00 50,298 $150,969 36 Oct-22 $3.00 50,298 $150,969 37 Nov-22 $3.00 50,298 $150,969 38 Dec-22 $3.00 50,298 $150,969

7	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

39 Jan-23 $3.00 50,298 $150,969 40 Feb-23 $3.00 50,298 $150,969 41 Mar-23 $3.00 50,298 $150,969 42 Apr-23 $3.00 50,298 $150,969 43 May-23 $3.00 50,298 $150,969 44 Jun-23 $3.00 50,298 $150,969 45 Jul-23 $3.11 50,298 $156,253 46 Aug-23 $3.11 50,298 $156,253 47 Sep-23 $3.11 50,298 $156,253 48 Oct-23 $3.11 50,298 $156,253 49 Nov-23 $3.11 50,298 $156,253 50 Dec-23 $3.11 50,298 $156,253 51 Jan-24 $3.11 50,298 $156,253 52 Feb-24 $3.11 50,298 $156,253 53 Mar-24 $3.11 50,298 $156,253 54 Apr-24 $3.11 50,298 $156,253 55 May-24 $3.11 50,298 $156,253 56 Jun-24 $3.11 50,298 $156,253 57 Jul-24 $3.22 50,298 $161,722 58 Aug-24 $3.22 50,298 $161,722 59 Sep-24 $3.22 50,298 $161,722 60 Oct-24 $3.22 50,298 $161,722 61 Nov-24 $3.22 50,298 $161,722 62 Dec-24 $3.22 50,298 $161,722 63 Jan-25 $3.22 50,298 $161,722 64 Feb-25 $3.22 50,298 $161,722 65 Mar-25 $3.22 50,298 $161,722 66 Apr-25 $3.22 50,298 $161,722 67 May-25 $3.22 50,298 $161,722 68 Jun-25 $3.22 50,298 $161,722 69 Jul-25 $3.33 50,298 $167,383 70 Aug-25 $3.33 50,298 $167,383 71 Sep-25 $3.33 50,298 $167,383 72 Oct-25 $3.33 50,298 $167,383 73 Nov-25 $3.33 50,298 $167,383 74-Dec-25 $3.33 50,298 $167,383 75 Jan-26 $3.33 50,298 $167,383 76 Feb-26 $3.33 50,298 $167,383 77 Mar-26 $3.33 50,298 $167,383 78 Apr-26 $3.33 50,298 $167,383 79 May-26 $3.33 50,298 $167,383 80 Jun-26 $3.33 50,298 $167,383 81 Jul-26 $3.44 50,298 $173,241 82 Aug-26 $3.44 50,298 $173,241 83 Sep-26 $3.44 50,298 $173,241 84 Oct-26 $3.44 50,298 $173,241 85 Nov-26 $3.44 50,298 $173,241

8	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

86 Dec-26 $3.44 50,298 $173,241 87 Jan-27 $3.44 50,298 $173,241 88 Feb-27 $3.44 50,298 $173,241 89 Mar-27 $3.44 50,298 $173,241 90 Apr-27 $3.44 50,298 $173,241 91 May-27 $3.44 50,298 $173,241 92 Jun-27 $3.44 50,298 $173,241 93 Jul-27 $3.56 50,298 $179,304 94 Aug-27 $3.56 50,298 $179,304 95 Sep-27 $3.56 50,298 $179,304 96 Oct-27 $3.56 50,298 $179,304 97 Nov-27 $3.56 50,298 $179,304 98 Dec-27 $3.56 50,298 $179,304 99 Jan-28 $3.56 50,298 $179,30 100-Feb-28 $3.56 50,298 $179,3044 101 Mar-28 $3.56 50,298 $179,304 102 Apr-28 $3.56 50,298 $179,304 103 May-28 $3.56 50,298 $179,304 104 Jun-28 $3.56 50,298 $179,304 105 Jul-28 $3.69 50,298 $185,580 106 Aug-28 $3.69 50,298 $185,580 107 Sep-28 $3.69 50,298 $185,580 108 Oct-28 $3.69 50,298 $185,580 109 Nov-28 $3.69 50,298 $185,580 110 Dec-28 $3.69 50,298 $185,580 111 Jan-29 $3.69 50,298 $185,580 112 Feb-29 $3.69 50,298 $185,580 113 Mar-29 $3.69 50,298 $185,580 114 Apr-29 $3.69 50,298 $185,580 115 May-29 $3.69 50,298 $185,580 116 Jun-29 $3.69 50,298 $185,580 117 Jul-29 $3.82 50,298 $192,075 118 Aug-29 $3.82 50,298 $192,075 119 Sep-29 $3.82 50,298 $192,075 120 Oct-29 $3.82 50,298 $192,075

9	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

EXHIBIT A

OUTLINE OF EXPANSION PREMISES

Phase 1 Expansion Premises shown in blue.

Phase 2 Expansion Premises shown in white.

EXHIBIT A -1-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

EXHIBIT B

TENANT WORK LETTER

SECTION 1

TENANT IMPROVEMENTS

Using Building standard materials, components and finishes as described in Schedule 2 hereof, Landlord shall cause the installation and/or construction of those certain items identified on the "Approved Space Plan," and “Scope of Work” defined below (the "Tenant Improvements") by Landmark Builders.  The term "Approved Space Plan" shall mean that plan prepared by DES Architects Engineers, as Project No. 9596.702, dated as of 3.21.19, approved by Landlord and Tenant, a reduced copy of which Approved Space Plan is attached hereto as Schedule 1.  The term “Scope of Work” shall mean the TI Scope List attached hereto as Schedule 2.  Immediately upon the full execution and delivery of this Lease, Tenant shall cooperate in good faith with Landlord’s architects and engineers to supply the necessary information, if any, requested by Landlord’s architects and engineers required to allow the Landlord’s architects and engineers to complete any additional architectural and engineering drawings for the Expansion Premises in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits and in a manner consistent with, and which are a logical extension of, the Approved Space Plan.  Such drawings shall be subject to Tenant’s reasonable approval, which must be provided or withheld within five (5) business days of receipt thereof by Tenant.  Upon approval, such plans may be referred to herein as the "Approved Working Drawings".  Tenant shall make no changes, additions or modifications to the Tenant Improvements or the Approved Space Plan without the prior written consent of Landlord, which consent shall be provided or withheld by Landlord as described in Section 2(d)(ii) of Exhibit B of the Lease, which shall apply to this Exhibit B.  Notwithstanding the foregoing or any contrary provision of this First Amendment, all Tenant Improvements shall be deemed Landlord's property under the terms of this First Amendment.  Notwithstanding any provision to the contrary set forth in this First Amendment or this Tenant Work Letter, Tenant shall be solely responsible, at Tenant's sole cost and expense, for acquisition and installation of all data and telephone cabling, furniture, fixtures and equipment for the Premises.

Tenant acknowledges that the Tenant Improvements are planned to be constructed in phases, with all of the improvements in the Phase 1 portion of the Expansion Premises and the demising wall between the Phase 1 and Phase 2 portions of the Expansion Premises to be completed prior to the Expansion Commencement Date and all of the remainder of the improvements to be completed prior to the Phase 2 Commencement Date.

Landlord shall construct the Tenant Improvements in accordance with the terms of the first three sentences of Section 2(c) of Exhibit B of the Lease, which shall apply to this Exhibit B (except the reference to the “Tenant Improvement Allowance”).

SECTION 2

OTHER TENANT IMPROVEMENTS

Notwithstanding anything to the contrary contained herein, Tenant shall be responsible for the cost of any items not identified on the Approved Space Plan or the Scope of Work, or a logical extension of, and consistent with, the Approved Space Plan.  Any such costs shall be paid within ten (10) days after invoice.

SECTION 3

CONTRACTOR'S WARRANTIES AND GUARANTIES

Landlord hereby assigns to Tenant all warranties and guaranties by the contractor who constructs the Tenant Improvements (the "Contractor") relating to the Tenant Improvements.

EXHIBIT B -1-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SECTION 4

TENANT'S AGENTS

Tenant hereby protects, defends, indemnifies and holds Landlord harmless for any loss, claims, damages or delays arising from the actions of Tenant and/or any separate contractors, subcontractors or consultants of Tenant on the Expansion Premises.

SECTION 5

COMPLETION OF THE TENANT IMPROVEMENTS;

LEASE COMMENCEMENT DATE

5.1    Ready for Occupancy.  The Expansion Premises (or any phase thereof) shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Tenant Improvements in such phase of the Expansion Premises and the satisfaction of the other requirements in Section 3(a) of Exhibit B of the Lease.  The provisions of Section 3(b) of Exhibit B of the Lease will apply to this Exhibit B.  For purposes of this First Amendment, "Substantial Completion" of the Tenant Improvements in the Expansion Premises shall occur upon the completion of construction of the Tenant Improvements pursuant to the Approved Working Drawings, with the exception of any punch list items, and any tenant fixtures, work stations, built-in furniture or equipment to be installed by Tenant under the supervision of the Contractor.

5.2    Delay of the Substantial Completion of the Expansion Premises.  Except as provided in this Section 5.2, the applicable Commencement Date shall occur as set forth in Section 2 of this First Amendment and Section 5.1, above.  If there shall be a delay or there are delays in the Substantial Completion of the Tenant Improvements or in the occurrence of any of the other conditions precedent to the applicable Commencement Date, as set forth in Section 2 of this First Amendment, due to a Tenant Delay, as defined in Section 1(j) of Exhibit B of the Lease, which shall be applicable to this Exhibit B, then, notwithstanding anything to the contrary set forth in this First Amendment, or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Tenant Improvements, the date of the Substantial Completion of the Tenant Improvements shall be deemed to be the date the Substantial Completion of the Tenant Improvements would have occurred if no Tenant Delay or Delays, as set forth above, had occurred.

SECTION 6

MISCELLANEOUS

6.1    Tenant's Entry Into the Expansion Premises Prior to Substantial Completion.  Provided that Tenant and its agents do not interfere with the construction of the Tenant Improvements, Landlord shall provide Tenant with reasonable access to the applicable phase of the Expansion Premises at least thirty (30) days prior to the Substantial Completion of the Tenant Improvements therein without payment of Rent with respect thereto for the purpose of Tenant installing equipment or fixtures (including, but not limited to Tenant's data and telephone equipment) in the applicable phase of the Expansion Premises, preparing such phase for occupancy and conducting “move-in” activities, and access any time after execution of this First Amendment for site visits needed for planning (as reasonably scheduled with Landlord).  Prior to Tenant's entry into the applicable phase of the Expansion Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry and Tenant shall deliver to Landlord the policies or certificates evidencing Tenant's insurance as required under the terms of Article 10 of the Lease.  Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

6.2    Time of the Essence in This Tenant Work Letter.  Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days.

EXHIBIT B -2-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

6.3    No Restoration.  Landlord hereby acknowledges that Tenant shall not be required to restore any portion of the Tenant Improvements constructed in the Expansion Premises that are specifically set forth on the Approved Space Plan.

EXHIBIT B -3-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 1 TO EXHIBIT B

APPROVED SPACE PLAN

SCHEDULE 1 TO EXHIBIT B -1-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 1 TO EXHIBIT B -2-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 2 TO EXHIBIT B

SCOPE OF WORK

SCHEDULE 2 TO EXHIBIT B -1-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 2 TO EXHIBIT B -2-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 2 TO EXHIBIT B -3-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 2 TO EXHIBIT B -4-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 2 TO EXHIBIT B -5-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

EXHIBIT C

L-C PROVISIONS

1.1    The L‑C shall be issued by a money-center, solvent and nationally recognized bank (a bank which accepts deposits, maintains accounts, has a local San Francisco Bay Area office which will negotiate a letter of credit, and whose deposits are insured by the FDIC) reasonably acceptable to Landlord (such approved, issuing bank being referred to herein as the "Bank"), which Bank must have a rating from Standard and Poor’s Corporation of A- or better (or any equivalent rating thereto from any successor or substitute rating service selected by Lessor) and a letter of credit issuer rating from Moody’s Investor Service of A3 or better (or any equivalent rating thereto from any successor rating agency thereto) (collectively, the “Bank’s Credit Rating Threshold”), and which L‑C shall be in the form of Schedule 1, attached hereto.  Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining the L‑C.  Landlord hereby approves of Silicon Valley Bank as the Bank.  The L‑C shall (i) be "callable" at sight, irrevocable and unconditional, (ii) be maintained in effect, whether through renewal or extension, for the period commencing on the date of this Lease and continuing until the date (the "L‑C Expiration Date") that is no less than sixty (60) days after the expiration of the Lease Term as the same may be extended, and Tenant shall deliver a new L‑C or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the L‑C then held by Landlord, without any action whatsoever on the part of Landlord, (iii) be fully assignable by Landlord, its successors and assigns, (iv) permit partial draws and multiple presentations and drawings, and (v) be otherwise subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev), International Chamber of Commerce Publication #500, or the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590.  Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L‑C if any of the following shall have occurred or be applicable:  (A) such amount is due to Landlord under the terms and conditions of this Lease, and has not been paid within applicable notice and cure periods, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, "Bankruptcy Code"), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code that is not dismissed within thirty (30) days, or (D) the Bank has notified Landlord that the L‑C will not be renewed or extended through the L‑C Expiration Date, and Tenant has not provided a replacement L‑C that satisfies the requirements of this Lease at least thirty (30) days prior to such expiration, or (E) Tenant is placed into receivership or conservatorship, or becomes subject to similar proceedings under Federal or State law, or (F) Tenant executes an assignment for the benefit of creditors, or (G) if (1) any of the Bank's (other than Silicon Valley Bank) Fitch Ratings (or other comparable ratings to the extent the Fitch Ratings are no longer available) have been reduced below the Bank's Credit Rating Threshold, or (2) there is otherwise a material adverse change in the financial condition of the Bank (other than Silicon Valley Bank), and Tenant has failed to provide Landlord with a replacement letter of credit, conforming in all respects to the requirements of this Article 21 (including, but not limited to, the requirements placed on the issuing Bank more particularly set forth in this Section 21.1 above), in the amount of the applicable L‑C Amount, within ten (10) days following Landlord’s written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding anything in this Lease to the contrary) (each of the foregoing being an "L‑C Draw Event").  The L‑C shall be honored by the Bank regardless of whether Tenant disputes Landlord's right to draw upon the L‑C.  In addition, in the event the Bank is placed into receivership or conservatorship by the Federal Deposit Insurance Corporation or any successor or similar entity, then, effective as of the date such receivership or conservatorship occurs, said L‑C shall be deemed to fail to meet the requirements of this Article 21, and, within ten (10) days following Landlord's notice to Tenant of such receivership or conservatorship (the "L‑C FDIC Replacement Notice"), Tenant shall replace such L‑C with a substitute letter of credit from a different issuer (which issuer shall meet or exceed the Bank's Credit Rating Threshold and shall otherwise be acceptable to Landlord in its reasonable discretion) and that complies in all respects with the requirements of this Article 21.  If Tenant fails to replace such L‑C with such conforming, substitute letter of credit pursuant to the terms and conditions of this Section 21.1, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right to declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto (other than the aforesaid ten (10) day period).  Tenant shall be responsible for the payment of any and all Tenant's and Bank's costs incurred with the review of any replacement L‑C, which replacement is required pursuant to this Section or is otherwise requested by Tenant.

1.2    Application of L‑C.  Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the L‑C upon the occurrence of any L‑C Draw Event.  In the event of any L‑C Draw Event, Landlord may, but without obligation to do so, and without notice to Tenant (except in connection with an L-C Draw Event under Section 21.1(G) above), draw upon the L‑C, in part or in whole, in the amount necessary to cure any such L-C Draw Event and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from

EXHIBIT C -1-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

Tenant's breach or default of the Lease or other L-C Draw Event and/or to compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease, including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code.  The use, application or retention of the L‑C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the L‑C, and such L‑C shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.  Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L‑C, either prior to or following a "draw" by Landlord of any portion of the L‑C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw upon the L‑C.  No condition or term of this Lease shall be deemed to render the L‑C conditional to justify the issuer of the L‑C in failing to honor a drawing upon such L‑C in a timely manner.  Tenant agrees and acknowledges that (i) the L‑C constitutes a separate and independent contract between Landlord and the Bank, (ii) Tenant is not a third party beneficiary of such contract, (iii) Tenant has no property interest whatsoever in the L‑C or the proceeds thereof, and (iv) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, Tenant is placed into receivership or conservatorship, and/or there is an event of a receivership, conservatorship or a bankruptcy filing by, or on behalf of, Tenant, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the L‑C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.  In the event of an assignment by Tenant of its interest in this Lease (and irrespective of whether Landlord's consent is required for such assignment), the acceptance of any replacement or substitute L-C by Landlord from the assignee shall be subject to Landlord's prior written approval, in Landlord's reasonable discretion, and the actual and reasonable attorney's fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within ten (10) days of billing.

1.3    L-C Amount; Maintenance of L-C by Tenant.  If, as a result of any drawing by Landlord of all or any portion of the L-C, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within five (5) days thereafter, provide Landlord with additional letter(s) of credit in an amount equal to the deficiency, and any such additional letter(s) of credit shall comply with all of the provisions of this Article 21.  Tenant further covenants and warrants that it will neither assign nor encumber the L-C or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.  Without limiting the generality of the foregoing, if the L-C expires earlier than the L‑C Expiration Date, Landlord will accept a renewal thereof (such renewal letter of credit to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the L-C), which shall be irrevocable and automatically renewable as above provided through the L‑C Expiration Date upon the same terms as the expiring L‑C or such other terms as may be acceptable to Landlord in its sole discretion.  However, if the L‑C is not timely renewed, or if Tenant fails to maintain the L‑C in the amount and in accordance with the terms set forth in this Article 21, Landlord shall have the right to present the L‑C to the Bank in accordance with the terms of this Article 21, and the proceeds of the L‑C may be applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease.  In the event Landlord elects to exercise its rights under the foregoing, (I) any unused proceeds shall constitute the property of Landlord (and not Tenant’s property or, in the event of a receivership, conservatorship, or a bankruptcy filing by Tenant, property of such receivership, conservatorship or Tenant’s bankruptcy estate) and need not be segregated from Landlord’s other assets, and (II) Landlord agrees to pay to Tenant within thirty (30) days after the L‑C Expiration Date the amount of any proceeds of the L-C received by Landlord and not applied against any Rent payable by Tenant under this Lease that was not paid when due or used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease; provided, however, that if prior to the L‑C Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant’s creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the unused L-C proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed.   Notwithstanding anything to the contrary herein, if Landlord draws on the L‑C due to Tenant's violation of this Lease beyond applicable notice and cure periods, such draw shall be in the amount required to cure such default.  In addition, if Landlord draws on the L‑C due to Tenant's failure to timely renew or provide a replacement L‑C, such failure shall not be considered a default under this Lease and Landlord shall return such cash proceeds upon Tenant's presentation of a replacement L‑C that satisfies the requirements of this Lease, subject to reasonable satisfaction of any preference risk to Landlord.

1.4    Transfer and Encumbrance.  The L-C shall also provide that Landlord may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer (one or more times) all or any

EXHIBIT C -2-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

portion of its interest in and to the L-C to another party, person or entity, regardless of whether or not such transfer is from or as a part of the assignment by Landlord of its rights and interests in and to this Lease.  In the event of a transfer of Landlord's interest in under this Lease, Landlord shall transfer the L-C, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole of said L-C to a new landlord.  In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer and, Tenant shall be responsible for paying the Bank's transfer and processing fees in connection therewith.

1.5    L-C Not a Security Deposit.  Landlord and Tenant (1) acknowledge and agree that in no event or circumstance shall the L‑C or any renewal thereof or substitute therefor or any proceeds thereof be deemed to be or treated as a “security deposit” under any law applicable to security deposits in the commercial context, including, but not limited to, Section 1950.7 of the California Civil Code, as such Section now exists or as it may be hereafter amended or succeeded (the “Security Deposit Laws”), (2) acknowledge and agree that the L‑C (including any renewal thereof or substitute therefor or any proceeds thereof) is not intended to serve as a security deposit, and the Security Deposit Laws shall have no applicability or relevancy thereto, and (c) waive any and all rights, duties and obligations that any such party may now, or in the future will, have relating to or arising from the Security Deposit Laws.  Tenant hereby irrevocably waives and relinquishes the provisions of Section 1950.7 of the California Civil Code and any successor statute, and all other provisions of law, now or hereafter in effect, which (x) establish the time frame by which a landlord must refund a security deposit under a lease, and/or (y) provide that a landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of rent, to repair damage caused by a tenant or to clean the premises, it being agreed that Landlord may, in addition, claim those sums specified in this Article 21 and/or those sums reasonably necessary to (a) compensate Landlord for any loss or damage caused by Tenant's breach of this Lease, including any damages Landlord suffers following termination of this Lease, and/or (b) compensate Landlord for any and all damages arising out of, or incurred in connection with, the termination of this Lease, including, without limitation, those specifically identified in Section 1951.2 of the California Civil Code.

1.6    Non-Interference By Tenant.  Tenant agrees not to interfere in any way with any payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of all or any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw down all or any portion of the L-C.  No condition or term of this Lease shall be deemed to render the L‑C conditional and thereby afford the Bank a justification for failing to honor a drawing upon such L-C in a timely manner.  Tenant's sole remedy in connection with the improper presentment or payment of sight drafts drawn under any L‑C shall be the right to obtain from Landlord a refund of the amount of any sight draft(s) that were improperly presented or the proceeds of which were misapplied and reasonable actual out-of-pocket attorneys' fees, provided that at the time of such refund, Tenant increases the amount of such L‑C to the amount (if any) then required under the applicable provisions of this Lease.  Tenant acknowledges that the presentment of sight drafts drawn under any L‑C, or the Bank's payment of sight drafts drawn under such L‑C, could not under any circumstances cause Tenant injury that could not be remedied by an award of money damages, and that the recovery of money damages would be an adequate remedy therefor.  In the event Tenant shall be entitled to a refund as aforesaid and Landlord shall fail to make such payment within ten (10) business days after demand, Tenant shall have the right to deduct the amount thereof from the next installment(s) of Base Rent.

EXHIBIT C -3-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SCHEDULE 1 TO EXHIBIT C

FORM OF LETTER OF CREDIT

(Letterhead of a money center bank

acceptable to the Landlord)

FAX NO. [(___) ___-____] SWIFT: [Insert No., if any]	[Insert Bank Name And Address]
DATE OF ISSUE:
BENEFICIARY: [Insert Beneficiary Name And Address]	APPLICANT: [Insert Applicant Name And Address]
LETTER OF CREDIT NO.
EXPIRATION DATE: AT OUR COUNTERS	AMOUNT AVAILABLE: USD[Insert Dollar Amount] (U.S. DOLLARS [Insert Dollar Amount])

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. ___________ IN YOUR FAVOR FOR THE ACCOUNT OF [Insert Tenant's Name], A [Insert Entity Type], UP TO THE AGGREGATE AMOUNT OF USD[Insert Dollar Amount] ([Insert Dollar Amount] U.S. DOLLARS) EFFECTIVE IMMEDIATELY AND EXPIRING ON ___(Expiration Date)___ AVAILABLE BY PAYMENT UPON PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON [Insert Bank Name] WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT(S):

1.             THE ORIGINAL OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT AND AMENDMENT(S), IF ANY.

2.             BENEFICIARY'S SIGNED STATEMENT PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF [Insert Landlord's Name], A [Insert Entity Type] ("LANDLORD") STATING THE FOLLOWING:

"THE UNDERSIGNED HEREBY CERTIFIES THAT THE LANDLORD, EITHER (A) UNDER THE LEASE (DEFINED BELOW), OR (B) AS A RESULT OF THE TERMINATION OF SUCH LEASE,  HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD                     IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE "LEASE").”

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT WE HAVE RECEIVED A WRITTEN NOTICE OF [Insert Bank Name]'S ELECTION NOT TO EXTEND ITS STANDBY LETTER OF CREDIT NO. ___________ AND HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT WITHIN AT LEAST THIRTY (30) DAYS PRIOR TO THE PRESENT EXPIRATION DATE."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ___________ AS THE RESULT

SCHEDULE 1 TO EXHIBIT C -1-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED AT THE TIME OF THIS DRAWING."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ___________ AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED (COLLECTIVELY, THE "LEASE"), WHICH FILING HAS NOT BEEN DISMISSED WITHIN THIRTY (30) DAYS."

OR

"THE UNDERSIGNED HEREBY CERTIFIES THAT BENEFICIARY IS ENTITLED TO DRAW DOWN THE FULL AMOUNT OF LETTER OF CREDIT NO. ________________ AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN OFFICE LEASE DATED [Insert Lease Date], AS AMENDED, UNDER SECTION 365 OF THE U.S. BANKRUPTCY CODE."

SPECIAL CONDITIONS:

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS MAY BE MADE UNDER THIS STANDBY LETTER OF CREDIT, PROVIDED, HOWEVER, THAT EACH SUCH DEMAND THAT IS PAID BY US SHALL REDUCE THE AMOUNT AVAILABLE UNDER THIS STANDBY LETTER OF CREDIT.

ALL INFORMATION REQUIRED WHETHER INDICATED BY BLANKS, BRACKETS OR OTHERWISE, MUST BE COMPLETED AT THE TIME OF DRAWING.  [Please Provide The Required Forms For Review, And Attach As Schedules To The Letter Of Credit.]

ALL SIGNATURES MUST BE MANUALLY EXECUTED IN ORIGINALS.

ALL BANKING CHARGES ARE FOR THE APPLICANT'S ACCOUNT.

IT IS A CONDITION OF THIS STANDBY LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR A PERIOD OF ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE, UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE EXPIRATION DATE WE SEND YOU NOTICE BY NATIONALLY RECOGNIZED OVERNIGHT COURIER SERVICE THAT WE ELECT NOT TO EXTEND THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD.  SAID NOTICE WILL BE SENT TO THE ADDRESS INDICATED ABOVE, UNLESS A CHANGE OF ADDRESS IS OTHERWISE NOTIFIED BY YOU TO US IN WRITING BY RECEIPTED MAIL OR COURIER. ANY NOTICE TO US WILL BE DEEMED EFFECTIVE ONLY UPON ACTUAL RECEIPT BY US AT OUR DESIGNATED OFFICE.  IN NO EVENT, AND WITHOUT FURTHER NOTICE FROM OURSELVES, SHALL THE EXPIRATION DATE BE EXTENDED BEYOND A FINAL EXPIRATION DATE OF (60 days from the Lease Expiration Date).

THIS LETTER OF CREDIT MAY BE TRANSFERRED SUCCESSIVELY IN WHOLE OR IN PART ONLY UP TO THE THEN AVAILABLE AMOUNT IN FAVOR OF A NOMINATED TRANSFEREE ("TRANSFEREE"), ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE IS IN COMPLIANCE WITH ALL APPLICABLE U.S. LAWS AND REGULATIONS.  AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINAL AMENDMENT(S) IF ANY, MUST BE SURRENDERED TO US TOGETHER WITH OUR TRANSFER FORM (AVAILABLE UPON REQUEST) AND PAYMENT OF OUR CUSTOMARY TRANSFER FEES, WHICH FEES SHALL BE PAYABLE BY APPLICANT (PROVIDED THAT BENEFICIARY MAY, BUT

SCHEDULE 1 TO EXHIBIT C -2-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]

SHALL NOT BE OBLIGATED TO, PAY SUCH FEES TO US ON BEHALF OF APPLICANT, AND SEEK REIMBURSEMENT THEREOF FROM APPLICANT).  IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE AND WHERE THE BENEFICIARY'S NAME APPEARS WITHIN THIS STANDBY LETTER OF CREDIT, THE TRANSFEREE'S NAME IS AUTOMATICALLY SUBSTITUTED THEREFOR.

ALL DRAFTS REQUIRED UNDER THIS STANDBY LETTER OF CREDIT MUST BE MARKED: ''DRAWN UNDER [Insert Bank Name] STANDBY LETTER OF CREDIT NO. ___________."

We hereby agree with you that if drafts are presented to [Insert Bank Name] under this Letter of Credit at or prior to [Insert Time – (e.g., 11:00 AM)], on a business day, and provided that such drafts presented conform to the terms and conditions of this Letter of Credit, payment shall be initiated by us in immediately available funds by our close of business on the succeeding business day.  If drafts are presented to [Insert Bank Name] under this Letter of Credit after [Insert Time – (e.g., 11:00 AM)], on a business day, and provided that such drafts conform with the terms and conditions of this Letter of Credit, payment shall be initiated by us in immediately available funds by our close of business on the second succeeding business day.  As used in this Letter of Credit, "business day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the state of California are authorized or required by law to close.  If the expiration date for this Letter of Credit shall ever fall on a day which is not a business day then such expiration date shall automatically be extended to the date which is the next business day.

Presentation of a drawing under this Letter of Credit may be made on or prior to the then current expiration date hereof by hand delivery, courier service, overnight mail, or facsimile.  Presentation by facsimile transmission shall be by transmission of the above required sight draft drawn on us together with this Letter of Credit to our facsimile number, [Insert Fax Number – (___) ___-____], attention:  [Insert Appropriate Recipient], with telephonic confirmation of our receipt of such facsimile transmission at our telephone number [Insert Telephone Number – (___) ___-____] or to such other facsimile or telephone numbers, as to which you have received written notice from us as being the applicable such number.  We agree to notify you in writing, by NATIONALLY RECOGNIZED OVERNIGHT courier service, of any change in such direction.  Any facsimile presentation pursuant to this paragraph shall also state thereon that the original of such sight draft and Letter of Credit are being remitted, for delivery on the next business day, to [Insert Bank Name] at the applicable address for presentment pursuant to the paragraph FOLLOWINg this one.

WE HEREBY ENGAGE WITH YOU THAT ALL DOCUMENT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS STANDBY LETTER OF CREDIT WILL BE DULY HONORED IF DRAWN AND PRESENTED FOR PAYMENT AT OUR OFFICE LOCATED AT [Insert Bank Name], [Insert Bank Address], ATTN: [Insert Appropriate Recipient], ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT, ___(Expiration Date)___.

IN THE EVENT THAT THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS LOST, STOLEN, MUTILATED, OR OTHERWISE DESTROYED, WE HEREBY AGREE TO ISSUE A DUPLICATE ORIGINAL HEREOF UPON RECEIPT OF A WRITTEN REQUEST FROM YOU AND A CERTIFICATION BY YOU (PURPORTEDLY SIGNED BY YOUR AUTHORIZED REPRESENTATIVE) OF THE LOSS, THEFT, MUTILATION, OR OTHER DESTRUCTION OF THE ORIGINAL HEREOF.

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN, THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES" (ISP 98) INTERNATIONAL CHAMBER OF COMMERCE (PUBLICATION NO. 590).

Very truly yours,
(Name of Issuing Bank)
By:

SCHEDULE 1 TO EXHIBIT C -3-	HCP LIFE SCIENCE REIT, INC. [First Amendment] [Pulse Biosciences, Inc.]